Exhibit 99.2

Valuation FAQ

MARCH 2015

CNL Lifestyle Properties, Inc. (the REIT) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission on March 10, 2015, to announce the following actions by its board of directors:

•	Approval of the estimated net asset value (NAV) per share of the REIT’s common stock of $5.20[1] as of Dec. 31, 2014 (2014 NAV). The estimated NAV is effective March 6, 2015.

•	Reduction of the quarterly cash distribution for the first quarter of 2015 to $0.05 per share.

1.	What is the estimated NAV per share as of Dec. 31, 2014?

•	On March 6, 2015, the REIT’s board of directors unanimously determined that the estimated 2014 NAV per share of its common stock is $5.20, net of estimated transaction fees and closing costs in connection with the REIT’s strategic alternative process. While this valuation is lower than the estimated NAV per share as of Dec. 31, 2013 (2013 NAV), the REIT remains focused on actively managing the REIT’s assets and operations and making real and measurable progress on the path to providing liquidity to shareholders.

2.	What are the most significant factors contributing to the decrease in the estimated 2014 NAV from the estimated 2013 NAV?

•	The most significant factors contributing to the estimated 2014 NAV were:

•	the emergence of real-time, market-based values and inputs resulting from the REIT’s aggressive marketing of its assets and portfolio for sale, and

•	performance of certain assets, while in many cases improved over prior periods, did not meet the REIT’s previous forecasts.

3.	What is a real-time market-based value (price discovery data)?

•	Price discovery is real-time, market-based data resulting from ongoing initiatives with Jefferies LLC (Jefferies) to market the REIT’s assets and portfolio for sale, which is part of the broader strategic process to provide liquidity to shareholders.

•	Since last March, the REIT has engaged in discussions and negotiations with over 150 potential candidates for various components of the portfolio. Through these discussions, the REIT discovered that the value of the assets is lower than the estimated 2013 NAV.

4.	Was this data factored in the estimated 2013 NAV?

•	This price discovery data was not available for the REIT’s consideration in prior valuations and represents the most significant factor affecting the estimated 2014 NAV.

CNL Lifestyle Properties - Valuation Reference Points/FAQ

This is not an offer to sell nor a solicitation of an offer to buy shares of the REIT. The information herein does not supplement or revise any information in the REIT’s public filings. To the extent information herein conflicts the REIT’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), the information in such filings shall govern.

This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.

This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. These risks include reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidation at less than the original amounts invested. See “Risk Factors” in the REIT’s public filings with the SEC for a more detailed description of the risks associated with an investment in the REIT. The reader should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

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Valuation FAQ

MARCH 2015

•	Compared to other commercial property types, the valuation of much of the REIT’s lifestyle-based portfolio is complex, and there are limited comparable transactions where similar properties have been bought and sold.

5.	What other factors impacted the reduction of the estimated 2014 NAV?

•	While the REIT’s portfolio generally exceeded prior year performance, and in many cases 2014 was substantially better than 2013, it did not meet the REIT’s and operators’ budgeted expectations. Performance is a key input in determining the estimated 2014 NAV.

•	For example, the primary contributor to the REIT not meeting its attractions forecast was Darien Lake, the REIT’s largest theme park located in Buffalo, New York, which experienced significant weather and operational challenges last season and recorded EBITDA of $3.7 million in 2014 versus $5.6 million in 2013. As a result, in December, the REIT proactively engaged a new operator at Darien Lake that has already begun to measurably improve operations and economics. Notwithstanding this operator change, resetting cash flow expectations in the REIT’s largest attractions asset had a negative impact on the estimated NAV.

•	Additionally, as a result of the strategic initiative work completed since last March, the REIT and board of directors now have the benefit of real-time market inputs to estimate asset values and determine an updated per share valuation estimate, including estimated transaction expenses related to the certain dispositions within the portfolio.

•	In particular, the REIT’s ski and mountain lifestyle and attractions assets have been perceived as less valuable by market participants versus the REIT’s valuation from a year ago, which has negatively impacted the estimated 2013 NAV.

•	Given that the REIT is in the process of exploring strategic alternatives. The REIT’s board of directors made the decision that deduction of estimated transaction fees and closing costs was appropriate in determining a net asset value for 2014. However, there are no assurances that such costs will be incurred at a level estimated by the REIT.

6.	What has the REIT’s management done since the 2013 valuation to improve the estimated NAV?

•	While the REIT is not satisfied with the most recent valuation, the REIT retains conviction that it has assembled a unique collection of difficult-to-replicate assets. Until final liquidation, the REIT will continue to strive for the best performance possible through ongoing oversight of operations, and continuing to implement strategies to grow revenues and net operating income.

•	The REIT continues to work with its investment bankers to identify and execute strategic liquidity alternatives for the shareholders.

7.	What is the plan going forward to increase the REIT’s estimated NAV per share?

•	The REIT will continue to take thoughtful and definitive steps to further grow property income by working with its property managers and tenants to continue to implement strategies to grow revenues and net operating income.

•	In addition, the REIT’s advisor will continue to recognize the waiver and reduction of advisory fees. Made effective April 1, 2014, these fees include:

CNL Lifestyle Properties - Valuation Reference Points/FAQ

This is not an offer to sell nor a solicitation of an offer to buy shares of the REIT. The information herein does not supplement or revise any information in the REIT’s public filings. To the extent information herein conflicts the REIT’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), the information in such filings shall govern.

This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.

This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. These risks include reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidation at less than the original amounts invested. See “Risk Factors” in the REIT’s public filings with the SEC for a more detailed description of the risks associated with an investment in the REIT. The reader should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

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Valuation FAQ

MARCH 2015

•	the full elimination of acquisition fees on equity, performance fees, debt acquisition fees and disposition fees, and

•	the reduction in the asset management fee

8.	Has the REIT defined a plan for its exit strategy?

•	The REIT has been working with Jefferies for nearly a year to evaluate and pursue strategic alternatives to provide liquidity to shareholders.

•	In the third and fourth quarters of 2014, the REIT sold its entire golf portfolio to an unrelated third party for approximately $320 million. Net cash from the transaction was approximately $200 million after repayment of debt. The proceeds were primarily used to retire debt and make strategic capital expenditures and improvements at other properties.

•	In December 2014, the REIT signed a definitive purchase and sale agreement for $790 million, with Senior Housing Properties Trust (NYSE: SNH), an unaffiliated third party, for the sale of the REIT’s entire senior housing portfolio of 38 properties. Upon the sale of the portfolio, the REIT expects to record a gain of approximately $178 million, or approximately 29 percent, over the REIT’s purchase price. Although there is no certainty that the sale will be completed, proceeds are expected to be used to retire debt, including repurchases of the REIT’s senior unsecured notes. Additionally, it is believed the sale positions the REIT to begin the process of providing liquidity to shareholders in the third quarter of 2015, although there is no assurance this objective will be met.

•	More recently, in March the REIT entered into a definitive agreement to sell its 81.98 percent interest in the Dallas Market Center to an affiliate of the REIT’s existing joint venture partner, Crow Holdings. The sale price of the REIT’s interest is $140 million, which represents approximately a 36 percent premium over the REIT’s investment basis. The transaction is anticipated to close in the second quarter of 2015. Much like the senior housing sale, there is no certainty that the conditions of the sale will be satisfied or that the sale will be completed.

•	Lastly, extensive negotiations and discussions are ongoing for the remainder of the portfolio and REIT.

9.	What impact will the estimated NAV per share have on the REIT’s distribution?

•	As previously signaled in late 2014 at the time the REIT announced the sale of the senior housing portfolio, on March 6, 2015, the REIT’s board of directors approved the reduction of the quarterly cash distribution to $0.05 per share effective the first quarter 2015 distribution. This represents an annual distribution rate of 3.85 percent on the REIT’s estimated per share value of $5.20.

•	This action was taken with the intent of ensuring that the level of cash distributions are consistent with the REIT’s projected reduction in its remaining earnings base and cash flows driven primarily by the sale of properties.

•	As described previously, the proceeds from the REIT’s senior housing portfolio sale along with other expected future dispositions are anticipated to be used to retire existing debt, including the REIT’s senior unsecured notes and position the REIT to begin the process of providing liquidity to shareholders in the third quarter of 2015.

CNL Lifestyle Properties - Valuation Reference Points/FAQ

This is not an offer to sell nor a solicitation of an offer to buy shares of the REIT. The information herein does not supplement or revise any information in the REIT’s public filings. To the extent information herein conflicts the REIT’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), the information in such filings shall govern.

This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.

This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. These risks include reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidation at less than the original amounts invested. See “Risk Factors” in the REIT’s public filings with the SEC for a more detailed description of the risks associated with an investment in the REIT. The reader should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

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Valuation FAQ

MARCH 2015

10.	What is the impact on the Distribution Reinvestment Plan (DRP)?

•	On Sept. 4, 2014, the REIT’s board of directors approved the discontinuation of the REIT’s distribution reinvestment plan (DRP) effective Sept. 26, 2014. Beginning in the third quarter of 2014, quarterly distributions were paid in cash instead of common stock.

11.	What is the impact on the Redemption Plan?

•	On Sept. 4, 2014, the REIT’s board of directors approved the suspension of the REIT’s stock redemption plan for redemption requests received up until the close of business on Sept. 26, 2014. All redemption requests received thereafter have been placed into queue if, or until, the board of directors determines to reinstate the redemption plan at some future date.

12.	Who provided the valuation services for the 2014 valuation?

•	CBRE Capital Advisors, Inc. (CBRE Cap), a subsidiary of CBRE, is an independent investment banking firm that specializes in providing real estate financial services. The valuation committee and the REIT’s board of directors elected to engage CBRE Cap based on many factors including but not limited to:

•	CBRE Cap’s and its affiliates’ substantial experience in the valuation of assets similar to those owned by the REIT,

•	CBRE Cap’s experience in undertaking the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions, and

•	CBRE Cap’s familiarity with the REIT’s business model and portfolio of assets.

13.	What is the valuation process?

•	The REIT engaged CBRE Cap to assist in establishing a range of estimated net asset values for the REIT. The REIT’s board of directors authorized the REIT’s valuation committee, which is comprised solely of independent directors, to review CBRE Cap’s valuation analyses and range of estimated NAV per share. Based on certain methodologies recommended by the Investment Program Association (IPA)[2] in the IPA Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, effective May 1, 2013, the REIT’s board of directors determined the estimated NAV per share of the REIT’s common stock as of Dec. 31, 2014.

14.	What valuation methodologies did CBRE Cap use in its 2014 valuation of the REIT’s assets?

•	In preparing the valuation report, CBRE Cap, among other things:

•	reviewed financial and operating information requested from or provided by the Company’s Advisor and senior management;

•	reviewed and discussed with senior management of the Company and its Advisor the historical and anticipated future financial performance of the Company’s properties, including forecasts prepared by the Company’s senior management and its Advisor;

•	commissioned restricted-use appraisals which contained analysis on each of the Company’s real property assets (“MAI Appraisals”) and performed analyses and studies for each property;

CNL Lifestyle Properties - Valuation Reference Points/FAQ

This is not an offer to sell nor a solicitation of an offer to buy shares of the REIT. The information herein does not supplement or revise any information in the REIT’s public filings. To the extent information herein conflicts the REIT’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), the information in such filings shall govern.

This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.

This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. These risks include reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidation at less than the original amounts invested. See “Risk Factors” in the REIT’s public filings with the SEC for a more detailed description of the risks associated with an investment in the REIT. The reader should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

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Valuation FAQ

MARCH 2015

•	reviewed the Company’s reports filed with the U.S. Securities and Exchange Commission, including the Company’s preliminary unaudited balance sheet as of December 31, 2014 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2014; and

•	held discussions with, and reviewed materials from, Jefferies, including market indications of value and letters of intent from multiple potential buyers and executed purchase and sale agreements, in each case with respect to several assets in the Company’s portfolio (collectively, “Market Value Indications”). For further discussion of recent developments in the Company’s strategic alternatives process see the Company’s Current Reports on Form 8-K filed October 2, 2014, November 24, 2014, December 8, 2014 and December 23, 2014.

15.	Are there any differences in the methodology used or assumptions in the 2013 valuation versus the 2014 valuation?

•	The difference in the estimated 2014 valuation was that the discussions and materials from Jefferies LLC, including market indications of value from multiple potential buyers and letters of interest and purchase and sale agreements were taken into consideration.

•	Given that the REIT is in the process of exploring liquidation, the REIT’s board of directors made the decision that deduction of estimated transaction costs was appropriate in determining a net asset value for 2014. However, there are no assurances that such costs will be incurred a level estimated by the REIT.

•	Much like the 2013 valuation, CBRE Cap’s 2014 valuation was based on IPA-recommended methodologies, including numerous market, general business and regulatory assumptions.[2]

16.	How was the estimated NAV per share calculated as of Dec. 31, 2014?

•	Fair market value of real estate assets:

+ cash

+ accounts receivables and other assets

+ mortgages and other notes receivables

– accounts payable and other liabilities

– fair market value of debt

– transaction costs and fees, debt prepayment costs and balance sheet prorations

= estimated Dec. 31, 2014 NAV

•	Estimated NAV per share = estimated Dec 2014 NAV/325.2M shares outstanding

•	The estimated Dec. 31, 2014, NAV represents 24 percent decrease as compared to the estimated Dec. 31, 2013 NAV.

17.	Why is it an “estimated” NAV per share?

•	The estimated NAV per share is simply an estimate of the value of the equity of the REIT as of Dec. 31, 2014. The estimated NAV is only an estimate and is based on a number of assumptions and estimates which may not be complete.

CNL Lifestyle Properties - Valuation Reference Points/FAQ

This is not an offer to sell nor a solicitation of an offer to buy shares of the REIT. The information herein does not supplement or revise any information in the REIT’s public filings. To the extent information herein conflicts the REIT’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), the information in such filings shall govern.

This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.

This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. These risks include reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidation at less than the original amounts invested. See “Risk Factors” in the REIT’s public filings with the SEC for a more detailed description of the risks associated with an investment in the REIT. The reader should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

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Valuation FAQ

MARCH 2015

•	The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the REIT or shareholders may receive if the REIT were to list its shares or liquidate its assets, now or in the future.

•	Appraisals are an estimate of value at a given point in time and do not necessarily reflect the price that a property could be bought or sold for. The appraisal of many of the REIT’s unique properties can be as much an art versus science given differing opinions on key inputs such as discount rates and capitalization rates and the limited number of comparable transactions in the market, particularly for lifestyle assets such as ski, attractions and marinas. Other asset classes, such as senior housing, are comparatively easier to appraise because of more numerous and readily available recent comparable sale transactions.

18.	When will shareholders’ statements reflect the estimated 2014 NAV?

•	For shareholders who hold their investment directly with the REIT, the new estimated NAV per share will be reflected on their first quarter statements, which will mail / be available online on or about April 11, 2015.

•	The new estimated NAV will also be available on DST FanWeb and DST Vision on March 11, 2015, the day after the Form 8-K files.

•	For shareholders who hold their shares in brokerage or qualified accounts, while the REIT has no influence on when brokerage firms update their respective statements, the REIT has the following understanding:

•	Brokerage companies typically provide statements monthly if activity occurs (trades, etc.) but in no event are statements provided less frequently than quarterly regardless of activity. This is an SEC rule.

[1]	This valuation represents the estimated value per share at a snapshot in time and will likely change over the REIT’s life cycle. The estimated NAV per share does not necessarily represent the amount an investor could expect to receive if the REIT were to list its shares or liquidate its assets, now or in the future. The estimated NAV per share is only an estimate and is based on a number of assumptions and estimates which may not be complete. CBRE Cap, the independent valuation firm, made numerous assumptions with respect to industry, business, economic and regulatory conditions, all of which are subject to changes beyond the control of CBRE Cap or the REIT. Throughout the valuation process, the Audit Committee, the REIT’s advisor and senior members of management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices.
[2]	There is no assurance that the IPA Guidelines were met or that the IPA valuation methodology is acceptable to the SEC, FINRA or under ERISA for compliance with reporting requirements.

CNL Lifestyle Properties - Valuation Reference Points/FAQ

This is not an offer to sell nor a solicitation of an offer to buy shares of the REIT. The information herein does not supplement or revise any information in the REIT’s public filings. To the extent information herein conflicts the REIT’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), the information in such filings shall govern.

This piece is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive.

This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. These risks include reliance on the advisors, conflicts of interests, use of leverage, payment of substantial fees to the advisors and their affiliates, illiquidity and liquidation at less than the original amounts invested. See “Risk Factors” in the REIT’s public filings with the SEC for a more detailed description of the risks associated with an investment in the REIT. The reader should not place undue reliance on forward-looking statements. The REIT is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

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